SUPPLEMENT DATED JULY 19, 2010

TO PROSPECTUS DATED APRIL 30, 2010
FOR SUN PROTECTOR VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT D

For Policies with Investment Start Dates on and after July 19, 2010:
I.
The Maximum Monthly Expense Charge is $10.00 + $2.00 per $1000 of Specified Face Amount and Supplemental Insurance Amount.  The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85.

II. The maximum Flat Extra Charge per $1000 of Specified Face Amount and Supplemental Insurance Amount is $50.00.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.